Long-Term Debt (Schedule Of Europe And Mediterranean Uncommitted Accounts Receivable Facilities) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 28, 2014	Dec. 31, 2013	Dec. 31, 2012
Outstanding borrowings	$ 1,468.0	$ 1,386.9	$ 1,450.1
Europe And Mediterranean [Member] | Uncommitted Accounts Receivable Facilities [Member]
Outstanding borrowings		0	4.0
Undrawn availability		$ 0	$ 42.8
Interest rate - weighted average		0.00%	2.10%